March 10, 2004
                                   TOUCHSTONE
                                   INVESTMENTS

                        TOUCHSTONE VARIABLE SERIES TRUST

                         TOUCHSTONE BARON SMALL CAP FUND
                         TOUCHSTONE EMERGING GROWTH FUND
                       TOUCHSTONE THIRD AVENUE VALUE FUND
                   TOUCHSTONE EAGLE CAPITAL APPRECIATION FUND
                      TOUCHSTONE ENHANCED DIVIDEND 30 FUND
                           TOUCHSTONE VALUE PLUS FUND
                         TOUCHSTONE GROWTH & INCOME FUND
                            TOUCHSTONE BALANCED FUND
                           TOUCHSTONE HIGH YIELD FUND
                            TOUCHSTONE CORE BOND FUND
                          TOUCHSTONE MONEY MARKET FUND

               SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2003

The section entitled "Investing With Touchstone" on page 65 is amended by adding the following paragraph:

The Underwriter

Touchstone Securities, Inc. ("Touchstone"), the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Additional compensation is limited to such dealers. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

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